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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 14, 2003


                       Intermagnetics General Corporation
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                 (Exact Name of Registrant Specified in Charter)


         New York                  001-11344                  14-1537454
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      (State or Other           (Commission File           (I.R.S. Employer
      Jurisdiction of                Number)              Identification No.)
      Incorporation)



      Old Niskayuna Road, P.O. Box 461,
      Latham, New York                                          12110-0461
      ----------------------------------------------       --------------------
            (Address of Principal Executive Offices)            (Zip Code)



       Registrant's telephone number, including area code: (518) 782-1122
                                                           ---------------



                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 7.  Financial Statements and Exhibits.

         The following exhibits are furnished pursuant to Item 9:

         Exhibit 99.1 Intermagnetics General Corporation Press Release, dated May 14, 2003, relating to Earnings Guidance with respect to the Fourth Quarter of the Fiscal Year Ending May 25, 2003 and Preliminary Earnings Guidance with respect to Fiscal Year 2004.

         Exhibit 99.2 Press Release of Intermagnetics General Corporation, dated May 14, 2003, announcing Modifications to Supply Agreement with Philips Medical Systems.

         Exhibit 99.3     Text of Conference Call Presentation to be held
                          May 15, 2003 by Intermagnetics General Corporation relating to Fourth Quarter 2003 and Fiscal Year 2004 Guidance and Modification of Supply Agreement with Philips Medical Systems.


Item 9.  Regulation FD Disclosure.

         On May 14, 2003, Intermagnetics General Corporation issued a Press Release announcing, among other matters, earnings guidance with respect to the fourth quarter of its fiscal year ending May 25, 2003 and preliminary earnings guidance with respect to fiscal year 2004. A copy of the Press Release is furnished with this Current Report on Form 8-K as Exhibit 99.1. Also, on May 14, 2003, Intermagnetics General Corporation issued a press release announcing that it had reached an agreement with Philips Medical Systems to modify and extend the existing Supply Contract between Intermagnetics and Philips. A copy of that Press Release is furnished as Exhibit 99.2 to this Current Report on Form 8-K. Intermagnetics General Corporation has scheduled a conference call to be held May 15, 2003 to discuss the earnings guidance provided in the Press Release furnished as Exhibit 99.1, and certain matters relating to the modification and extension of its Supply Agreement with Philips Medical Systems, announced in the Press Release furnished as Exhibit 99.2. The text for the conference call is furnished with this Current Report as Exhibit 99.3. The information contained in this Current Report and in the Press Releases and text furnished as, respectively, Exhibits 99.1, 99.2, and 99.3 hereto should not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act') or otherwise subject to the liability of that section, nor shall they be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Intermagnetics General Corporation


                                        By:   /s/ Michael K. Burke
                                            -------------------------------
                                              Michael K. Burke
                                              Executive Vice President
                                              and Chief Financial Officer


Dated: May 15, 2003



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                                  EXHIBIT INDEX

         Exhibit Number            Description
         --------------            -----------

         Exhibit 99.1 Intermagnetics General Corporation Press Release, dated May 14, 2003, relating to Earnings Guidance with respect to the Fourth Quarter of the Fiscal Year Ending May 25, 2003 and Preliminary Earnings Guidance with respect to Fiscal Year 2004.

         Exhibit 99.2 Press Release of Intermagnetics General Corporation, dated May 14, 2003, announcing Modifications to Supply Agreement with Philips Medical Systems.

         Exhibit 99.3     Text of Conference Call Presentation to be held
                          May 15, 2003 by Intermagnetics General Corporation relating to Fourth Quarter 2003 and Fiscal Year 2004 Guidance and Modification Supply Agreement with Philips Medical Systems.